Exhibit (h)(15)

Schedule A

to

Amended and Restated Expense Limitation Agreement

Dated:	February 23, 2009
Revised:	May 23, 2011

Expense Limited Fund	End of Initial Term
PIMCO All Asset All Authority Fund	July 31 2011
PIMCO All Asset Fund	July 31 2011
PIMCO California Intermediate Municipal Bond Fund	July 31 2011
PIMCO California Short Duration Municipal Income Fund	July 31 2011
PIMCO Commercial Mortgage Securities Fund	July 31 2011
PIMCO CommoditiesPLUS™ Short Strategy Fund	July 31, 2011
PIMCO CommoditiesPLUS™ Strategy Fund	July 31, 2011
PIMCO CommodityRealReturn Strategy Fund	July 31 2011
PIMCO Convertible Fund	July 31, 2011
PIMCO Credit Absolute Return Fund	July 31, 2013
PIMCO Diversified Income Fund	July 31, 2011
PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund	July 31, 2011
PIMCO Emerging Local Bond Funds	July 31, 2011
PIMCO Emerging Markets Bond Fund	July 31, 2011
PIMCO Emerging Markets Corporate Bond Fund	July 31, 2011
PIMCO Emerging Markets Currency Fund	July 31, 2011
PIMCO Extended Duration Fund	July 31, 2011
PIMCO Floating Income Fund	July 31, 2011
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	July 31, 2011
PIMCO Foreign Bond Fund (Unhedged)	July 31, 2011
PIMCO Fundamental Advantage Total Return Strategy Fund	July 31, 2011
PIMCO Fundamental IndexPLUS™ Fund	July 31, 2011
PIMCO Fundamental IndexPLUS™ TR Fund	July 31, 2011
PIMCO Global Advantage Strategy Bond Fund	July 31, 2011
PIMCO Global Bond Fund (U.S. Dollar Hedged)	July 31, 2011
PIMCO Global Bond Fund (Unhedged)	July 31, 2011
PIMCO Global Multi-Asset Fund	July 31, 2011
PIMCO GNMA Fund	July 31, 2011
PIMCO Government Money Market Fund	July 31, 2011
PIMCO High Yield Fund	July 31, 2011
PIMCO High Yield Municipal Bond Fund	July 31, 2011
PIMCO High Yield Spectrum Fund	July 31, 2011
PIMCO Income Fund	July 31, 2011
PIMCO Inflation Response Multi-Asset Fund	July 31, 2013

Expense Limited Fund	End of Initial Term
PIMCO International Fundamental IndexPLUS™ TR Strategy Fund	July 31, 2013
PIMCO International StocksPLUS® TR Strategy (Unhedged)	July 31, 2011
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar Hedged)	July 31, 2011
PIMCO Investment Grade Corporate Bond Fund	July 31, 2011
PIMCO Liquid Assets Fund	July 31, 2011
PIMCO Loan Obligation Fund	July 31, 2011
PIMCO Long Duration Fund	July 31, 2011
PIMCO Long Duration Total Return Fund	July 31, 2011
PIMCO Long-Term Credit Fund	July 31, 2011
PIMCO Low Duration Fund	July 31, 2011
PIMCO Low Duration Fund II	July 31, 2011
PIMCO Low Duration Fund III	July 31, 2011
PIMCO Moderation Duration Fund	July 31, 2011
PIMCO Money Market Fund	July 31, 2011
PIMCO Mortgage-Backed Securities Fund	July 31, 2011
PIMCO Municipal Bond Fund	July 31, 2011
PIMCO MuniGO Fund	July 31, 2011
PIMCO New York Municipal Bond Fund	July 31, 2011
PIMCO Real Income 2019™ Fund	July 31, 2011
PIMCO Real Income 2029™ Fund	July 31, 2011
PIMCO Real Return Asset Fund	July 31, 2011
PIMCO Real Return Fund	July 31, 2011
PIMCO RealEstateRealReturn Strategy Fund	July 31, 2011
PIMCO RealRetirement® 2010 Fund	July 31, 2011
PIMCO RealRetirement® 2015 Fund	July 31, 2012
PIMCO RealRetirement® 2020 Fund	July 31, 2011
PIMCO RealRetirement® 2025 Fund	July 31, 2012
PIMCO RealRetirement® 2030 Fund	July 31, 2011
PIMCO RealRetirement® 2035 Fund	July 31, 2012
PIMCO RealRetirement® 2040 Fund	July 31, 2011
PIMCO RealRetirement® 2050 Fund	July 31, 2011
PIMCO Senior Floating Rate Fund	July 31, 2012
PIMCO Short Duration Municipal Income Fund	July 31, 2011
PIMCO Short-Term Fund	July 31, 2011
PIMCO Small Cap StocksPLUS™ TR Fund	July 31, 2011
PIMCO Small Company Fundamental IndexPLUS™ TR Strategy Fund	July 31, 2013
PIMCO StocksPLUS® Fund	July 31, 2011
PIMCO StocksPLUS® Long Duration Fund	July 31, 2011
PIMCO StocksPLUS® Municipal-Backed Fund	July 31, 2011
PIMCO StocksPLUS® Total Return Fund	July 31, 2011
PIMCO StocksPLUS® TR Short Strategy Fund	July 31, 2011
PIMCO Tax Managed Real Return Fund	July 31, 2011
PIMCO Total Return Fund	July 31, 2011

Expense Limited Fund	End of Initial Term
PIMCO Total Return Fund II	July 31, 2011
PIMCO Total Return Fund III	July 31, 2011
PIMCO Total Return Fund IV	July 31, 2012
PIMCO Treasury Money Market Fund	July 31, 2011
PIMCO Unconstrained Bond Fund	July 31, 2011
PIMCO Unconstrained Tax Managed Bond Fund	July 31, 2011

Accepted and Agreed to:

PIMCO FUNDS		PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:	/s/ Peter G. Strelow	By:	/s/ Brent R. Harris
	Vice President		Managing Director

Exhibit (h)(13)

Schedule B

to

Amended and Restated Expense Limitation Agreement

Dated:	February 23, 2009
Revised:	May 23, 2011

Expense Limited Fund	End of Initial Term
PIMCO Asset-Backed Securities Portfolio	July 31, 2011
PIMCO Asset-Backed Securities Portfolio II	July 31, 2011
PIMCO Developing Local Markets Portfolio	July 31, 2011
PIMCO Emerging Markets Portfolio	July 31, 2011
PIMCO FX Strategy Portfolio	July 31, 2011
PIMCO High Yield Portfolio	July 31, 2011
PIMCO International Portfolio	July 31, 2011
PIMCO Investment Grade Corporate Portfolio	July 31, 2011
PIMCO Long Duration Corporate Bond Portfolio	July 31, 2011
PIMCO Mortgage Portfolio	July 31, 2011
PIMCO Mortgage Portfolio II	July 31, 2011
PIMCO Municipal Sector Portfolio	July 31, 2011
PIMCO Opportunity Portfolio	July 31, 2011
PIMCO Real Return Bond Portfolio	July 31, 2011
PIMCO Short-Term Floating NAY Portfolio II	July 31, 2011
PIMCO Short-Term Portfolio	July 31, 2011
PIMCO U.S. Government Sector Portfolio	July 31, 2011
PIMCO U.S. Government Sector Portfolio II	July 31, 2011
PIMCO Senior Floating Rate Portfolio	July 31, 2012

Accepted and Agreed to:

PIMCO FUNDS		PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:	/s/ Peter G. Strelow	By:	/s/ Brent R. Harris
	Vice President		Managing Director